                                                                   EXHIBIT 10.14
                                                                  --------------
                           [Form for Buyer Warrants]

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                               WARRANT AGREEMENT


                                    BETWEEN


                              ARCH COMMUNICATIONS
                                  GROUP, INC.

                                      AND

                              THE BANK OF NEW YORK



                                _________, 199__

================================================================================

                               WARRANT AGREEMENT
                               -----------------

     This WARRANT AGREEMENT, dated as of ___________, 199__ (the "Agreement"), is made and entered into by and between Arch Communications Group, Inc., a Delaware corporation (the "Company"), and The Bank of New York, a
_______________________, as warrant agent (the "Warrant Agent").

                                    RECITALS
                                    --------

     WHEREAS, a plan of reorganization under Chapter 11 of the United States Bankruptcy Code for MobileMedia Communications, Inc. ("MobileMedia"), MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (the "Plan") was confirmed on ________, 199_ by order of the United States Bankruptcy Court for the District of Delaware in Case Nos. 97-174 (PJW) through and including 97-192 (PJW), and has become effective;

     WHEREAS, in connection with the Plan, the Company, a wholly owned subsidiary of the Company ("Merger Sub"), Parent and MobileMedia entered into an Agreement and Plan of Merger, dated as of August ___, 1998 (the "Merger Agreement"), pursuant to which MobileMedia has been merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of the Company;

     WHEREAS, the Plan and the Merger Agreement provide for the execution and delivery of this Agreement by the Company and the issuance of warrants (the "Warrants"), each Warrant initially representing the right to purchase one share of Common Stock (as defined in Section 4.1(h)), on the terms and subject to the conditions herein set forth; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance of Warrant Certificates (as defined in Section 1.2) and other matters as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

     1.  Issuance of Warrants; Form of Warrants.
         --------------------------------------

     1.1.  Issuance of Warrants.  On the terms and subject to the conditions set
           --------------------
forth in the Plan and the Merger Agreement, the Company will issue and deliver:
(a) an aggregate of ______________ Warrants issuable upon the proper exercise of Rights (as defined in the Plan) or as contemplated by the Standby Purchase Commitments (as defined in the Plan) in respect of unexercised Rights, (b) an aggregate of __________

Warrants as contemplated by the Standby Purchase Commitments as consideration for the commitments set forth therein, and (c) an aggregate of __________ Warrants pursuant to the Buyer Distribution (as defined in the Merger Agreement) as provided in Section 1.7(a) of the Merger Agreement. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The purchase price per Warrant Share payable upon the exercise of a Warrant (the "Warrant Price") will initially be $8.19. The Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment pursuant to the provisions of Section 4.

     1.2.  Form of Warrants.  Each Warrant, including without limitation any
           ----------------
Warrants that may be issued upon partial exercise, replacement, or transfer of Warrants, will be evidenced by, and subject to the terms of, a Warrant certificate (including the Form of Exercise Notice and Form of Assignment to be printed on the reverse thereof, a "Warrant Certificate") in substantially the form of Exhibit A, with such changes, marks of identification or designation, and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto. Notwithstanding the foregoing, Warrant Certificates evidencing Warrants issued as contemplated by clause (a) or clause (b) of the first sentence of Section 1.1 will not bear restrictive legends.

     1.3.  Countersignature of Warrants.  The Warrant Certificates will be
           ----------------------------
executed on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, President, or any Vice President, and attested by its Secretary or any Assistant Secretary. The Warrant Certificates will be manually countersigned by the Warrant Agent and will not be valid for any purpose unless so countersigned. In case any officer of the Company who has signed any of the Warrant Certificates ceases to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, is a proper officer of the Company to sign such Warrant Certificate, although on any other date such person was not such an officer. Warrant Certificates will be dated the date of countersignature by the Warrant Agent.

     1.4  Registration of Warrants.  The Warrant Agent, on behalf of the
          ------------------------
Company, will keep or cause to be kept, at the principal office of the Warrant Agent designated for such purpose, books for registration and transfer of the Warrant Certificates issued hereunder by the Company. Such books will show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates, and the date of each of the Warrant Certificates. The Company and the Warrant Agent will be entitled to treat the registered holder of any Warrant Certificate (the "Holder") as the sole owner of the Warrants represented by such Warrant Certificate for all purposes and will not be bound to recognize any equitable or other claim or interest in such Warrants on the part of any other person. Neither the Company nor the Warrant Agent will be liable for any registration of transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

     2.  Transfer and Exchange of Warrants.
         ---------------------------------

     2.1.  Transfer and Exchange.  Any Warrant Certificate may, except to the
           ---------------------
extent otherwise prohibited pursuant to this Agreement, be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered then entitled such Holder (or former Holder in the case of a transfer) to purchase. Any Holder desiring to transfer, split up, combine, or exchange any such Warrant Certificate will make such request in writing delivered to the Warrant Agent, and will surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined, or exchanged, with the Form of Assignment duly executed by the Holder thereof, at the principal office of the Warrant Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company will prepare, execute, and deliver to the Warrant Agent, and the Warrant Agent will countersign and deliver, a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. Neither the Company nor the Warrant Agent will be required to issue or deliver any Warrant Certificates in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates unless and until the person or persons requesting the issuance or delivery thereof has paid to the Warrant Agent the amount of any tax or governmental charge that may be payable in connection with such transfer, split up, combination, or exchange or has established to the satisfaction of the Warrant Agent that any tax or governmental charge has been paid. Holders will not be required to pay any other charge in connection with the transfer, split up, combination, or exchange of Warrants.

     2.2.  Lost, Stolen, and Mutilated Warrant Certificates.  Upon receipt by
           ------------------------------------------------
the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Warrant Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will prepare, execute, and deliver a new Warrant Certificate of like tenor to the Warrant Agent and the Warrant Agent will countersign and deliver such new Warrant Certificate to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed, or mutilated.

     2.3.  Payment of Taxes.  The Company will pay all documentary or stamp
           ----------------
taxes, if any, attributable to the initial issuance of the Warrants and the initial issuance of the Warrant Shares upon the exercise of Warrants; provided,
                                                                      --------
however, that the Company's obligations in this regard will in all events be
-------
conditioned upon the Holder cooperating with the Company and the Warrant Agent in any reasonable arrangement designed to minimize or eliminate any such taxes. Neither the Company nor the Warrant Agent will be required to pay any tax or governmental charge that may be payable in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates, and the Company will not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof has paid to the Company the amount of such tax or governmental charge or has established to the satisfaction of the Company that such tax or governmental charge has been paid.

     2.4.  Cancellation and Destruction of Warrant Certificates.  All Warrant
           ----------------------------------------------------
Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange will, if surrendered to the Company, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, will be canceled by it, and no Warrant Certificates will be issued in lieu thereof except as expressly permitted by this Agreement. The Company will deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent will so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent will deliver all canceled Warrant Certificates to the Company, or will, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

     3.  Duration and Exercise of Warrants.
         ---------------------------------

     3.1.  Duration and Exercise of Warrants.  (a) Warrants may be exercised by
           ---------------------------------
the Holder thereof, in whole or in part, at any time and from time to time after the date hereof and prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"); provided that Holders shall be able to exercise their
                         --------
Warrants only if (i) (A) the Warrant Shares Registration Statement (as defined in Section 10) is then in effect and the Company has delivered to each person exercising a Warrant a current prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or (B) the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and (ii) the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the Holder of the Warrants to be exercised, and, if applicable, the persons to whom it is proposed that the Warrant Shares be issued on exercise of the

Warrants, reside. The Holder of Warrants may exercise them by delivering to the Warrant Agent, at its principal office designated for such purpose, the following:

             (i) the Warrant Certificate or Warrant Certificates representing the Warrants to be exercised, with the Form of Exercise Notice duly completed and executed by the Holder thereof; and

             (ii) cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount equal to the product of (A) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (B) the Warrant Price.

     (b) Subject to Section 2.3 hereof, as promptly as practicable after an exercise of Warrants in accordance with Section 3.1(a), and in any event within 10 Business Days (as defined in Section 3.2) after such exercise, the Warrant Agent will (i) requisition from any transfer agent for the Common Stock (or make available, if the Warrant Agent is the transfer agent) certificates representing the number of Warrant Shares to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests),
(ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder, (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional Warrant Shares in accordance with the provisions of
Section 5, and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the Holder exercising such Warrants.

     (c) If the number of Warrants represented by a Warrant Certificate are not exercised in full, the Company will prepare, execute, and deliver to the Warrant Agent a new Warrant Certificate evidencing Warrants equivalent to such Warrants remaining unexercised and the Warrant Agent will countersign and deliver such new Warrant Certificate to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder.

     (d) The Company will take all such action as may be necessary to ensure that all Warrant Shares delivered upon exercise of Warrants, at the time of delivery of the certificates for such Warrant Shares, will (subject to payment of the Warrant Price) be duly and validly authorized and issued, fully paid, and nonassessable and, if shares of Common Stock are then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or qualified for quotation on The Nasdaq Stock Market, will be duly listed or qualified for quotation thereon, as the case may be.

     (e) In the event that the Company is obligated to pay cash in lieu of fractional Warrant Shares pursuant to Section 5 in connection with any exercise of Warrants, it will make all arrangements necessary so that such cash is available for distribution by the Warrant Agent, if and when appropriate.

     (f) The Company will pay all expenses, taxes, and other charges payable in connection with the preparation, issuance, and delivery of certificates representing Warrant Shares or Warrant Certificates representing unexercised Warrants in connection with any exercise of Warrants in accordance with Section 3.1(a), except that, if any such certificates representing Warrant Shares or any such Warrant Certificates are to be registered in a name or names other than that of the Holder at the time of any such exercise of Warrants, funds sufficient to pay all transfer or similar taxes payable as a result of such transfer shall be paid by the Holder at the time of such exercise or promptly upon receipt of a written request of the Company for payment thereof. In connection with any exercise of Warrants in accordance with Section 3.1(a), the Warrants will be deemed to have been exercised, any certificate representing Warrant Shares or any Warrant Certificate issued on account thereof will be deemed to have been issued, and the person in whose name any such certificate or Warrant Certificate is issued will be deemed for all purposes to have become a Holder of record of the Warrant Shares or Warrants, as the case may be, represented thereby as of the date of such exercise.

     3.2.  Certain Definitions.  For purposes of this Agreement, (a) the term
           -------------------
"Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close and (b) the term "Trading Day" means any day on which shares of Common Stock are traded on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if shares of Common Stock are not so listed or admitted to trading, in the over-the-counter market.

     4.  Adjustments of Warrant Price and Warrant Shares.  The Warrant Price and
         -----------------------------------------------
the number and kind of Warrant Shares purchasable upon exercise of the Warrants will be subject to adjustment from time to time upon the occurrence of certain events as provided in this Section 4.

     4.1.  Mechanical Adjustments.  The Warrant Price and the number and kind of
           ----------------------
Warrant Shares purchasable upon exercise of a Warrant will be subject to adjustment as follows:

           (a) Subject to Section 4.1(e), if the Company (i) pays a dividend or otherwise distributes to holders of its Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its outstanding shares of Common Stock (including any such reclassification in connection with a consolidation, merger, or other business combination transaction in which the Company is the continuing or surviving corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto will be adjusted so that the Holder of each Warrant will be entitled to receive (A) in the case of a dividend or distribution, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such dividend or distribution by virtue of its ownership of such Warrant Shares, (B) in the case of a subdivision or combination, the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise, adjusted to give effect to such subdivision or combination as if such Warrant Shares had been subject thereto, or (C) in the case of an issuance in a reclassification, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and retained after giving effect to such reclassification as if such Warrants Shares had been subject thereto and (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such reclassification as if such Warrant Shares had been subject thereto. An adjustment made pursuant to this paragraph (a) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution and will become effective immediately after the effective date of such subdivision, combination, or reclassification in the case of a subdivision, combination, or reclassification. If, after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the exercise privilege and the Warrant Price of each class of capital stock shall thereafter be subject to adjustments as nearly equivalent as may be practicable to the adjustments provided for Common Stock in this Section 4. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) Subject to Section 4.1(e), if the Company distributes to holders of its Common Stock, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of consolidated retained earnings) of the Company or any corporation or other legal entity a majority of the voting equity securities or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), (ii) shares of capital stock of any Subsidiary, (iii) securities convertible into or exchangeable for capital stock of the Company (including Common Stock or capital stock of any other class) or any Subsidiary, or (iv) any rights, options, or warrants to purchase any of the foregoing (excluding those described in Section 4.1(c)), then the number of Warrant Shares thereafter purchasable upon exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment by a fraction, the numerator of which will be the Current Market Price per share (as defined in Section 4.1(d)) of Common Stock on the record date for such distribution, and the denominator of which will be such Current Market Price per share of Common Stock less the fair value (as determined in good faith by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities, or rights, options, or warrants so distributed on account of one share of Common Stock. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Except as provided in Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon conversion or exchange of such securities convertible or exchangeable for shares of Common Stock or upon exercise of such rights, warrants, or options for shares of Common Stock.

          (c) Subject to Section 4.1(e), if the Company issues rights, options, or warrants to holders of the outstanding shares of Common Stock, as such, entitling the holders of such rights, options, or warrants (for a period expiring within 60 calendar days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share that is lower on the record date mentioned below than the Current Market Price per share of Common Stock on such record date, then the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior to such adjustment by a fraction (not to be less than one), the numerator of which will be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered by such rights, options, or warrants for subscription or purchase and the denominator of which will be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate subscription or purchase price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock on such record date. Such adjustment will be made whenever such rights, options, or warrants are issued, and will become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or warrants. In case such subscription or purchase price may be paid in a consideration part or all of which is in a form other than cash, the fair value of such consideration will be as determined by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm. Except as provided in
     Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon exercise of such rights, options, or warrants.

          (d) For purposes of this Agreement, the "Current Market Price" per share of Common Stock on any date will be the average of the daily Closing Prices (as defined below in this Section 4.1(d)) for 30 consecutive Trading Days commencing 45 Trading Days before the date of such computation. The closing price for each day (the "Closing Price") will be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market as reported by The Nasdaq Stock Market or any comparable system, or if not so reported by any such organization on such day, the average of the bid and asked prices furnished by a professional market maker selected by the Board of Directors of the Company. In the absence of one or more such quotations, the Board of Directors of the Company will determine the Current Market Price in good faith on the basis of such quotations or other relevant information as it considers appropriate.

          (e) No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be required unless such adjustment would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a Warrant of at least 1%; provided, however,
                                                            --------  -------
     that any adjustments which by reason of this paragraph (e) are not required to be made currently will be carried forward and made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a Warrant of 1% or more. All calculations with respect to the number of Warrant Shares will be made to the nearest one-thousandth of a share and all calculations with respect to the Warrant Price will be to the nearest whole cent. No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be made under paragraph (b) or (c) of this Section 4.1 if the Company issues or distributes to each Holder the shares, rights, options, warrants, convertible or exchangeable securities, evidences of indebtedness, assets, or other securities referred to in the applicable paragraph that such Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event on the record date with respect thereto (provided that, in any case in which such Holder would have been so
              --------
     entitled to receive a fractional interest in any such securities or assets, the Company may distribute to such Holder in lieu of such fractional interest cash in an amount equal to the fair value of such fractional interest as determined in good faith by the Board of Directors of the Company). No adjustment in the number of Warrant Shares will be made for a change in the par value of the shares of Common Stock.

          (f) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as herein provided, the Warrant Price will be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which will be the number of Warrant Shares so purchasable immediately thereafter.

          (g) For the purpose of this Agreement, the term "Common Stock" means
     (i) the class of shares designated as the Common Stock of the Company as of the date of this Agreement, (ii) all shares of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of the Company, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to
     Section 4.1(a), the Warrants become exercisable to purchase Warrant Shares other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price payable in respect of such other shares upon the exercise of each Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares and the Warrant Price contained in this Section 4.1.

          (h) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof have not been exercised, the

     Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion, or exchange plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however,
                                                             --------  -------
     that no such readjustment will have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

     4.2.  Notice of Adjustment.  Whenever the Warrant Price or the number or
           --------------------
kind of Warrant Shares purchasable upon exercise of the Warrants is adjusted pursuant to any of the provisions of this Agreement, the Company will promptly give notice to the Holders of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the adjustments in the Warrant Price and the number or kind of Warrant Shares purchasable upon exercise of each Warrant, and also setting forth a brief statement of the facts requiring such adjustments and the computations upon which such adjustments are based. Such certificate will be conclusive evidence of the correctness of such adjustments.

     4.3.  No Adjustment for Dividends.  Except as provided in Section 4.1, no
           ---------------------------
adjustment or payment in respect of any dividends will be made at any time.

     4.4  Voluntary Reduction.  The Company from time to time may reduce the
          -------------------
Warrant Price by any amount for any period of time, if the period is at least 20 calendar days and if the reduction is irrevocable during the period; provided
                                                                     --------
that in no event may the Warrant Price be less than the par value of the Common Stock. Whenever the Warrant Price is so reduced, the Company will mail to Holders a notice of the reduction at least 15 calendar days before the date the reduced Warrant Price takes effect. Such notice will state the reduced Warrant Price and the period during which it will be in effect. Failure to mail the notice or any defect therein will not affect the legality or validity of the reduction. A reduction of the Warrant Price does not change or adjust the Warrant Price otherwise in effect for purposes of Section 4.1.

     4.5.  Preservation of Purchase Rights Upon Merger, Consolidation, Etc.   In
           ----------------------------------------------------------------
case of any consolidation, merger, or other business combination transaction in which the Company is not the continuing or surviving corporation, or in case of any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, the Company and such successor or purchasing corporation, as the case may be, will execute an agreement providing that each Holder will have the right thereafter, upon payment of an amount equal to the amount payable upon the exercise of a Warrant immediately prior thereto, to purchase upon exercise of each Warrant the kind and amount of securities or property that it would have owned or have been entitled to receive after giving effect to such consolidation, merger, sale, transfer, or lease on account of the Warrant Shares that would have been purchasable upon the exercise of such Warrant had such Warrant been exercised immediately prior thereto (provided
                                                                   --------
that, to the extent that such Holder would have been so entitled to receive cash on account of such Warrant Shares, such Holder may elect in connection with the exercise of a Warrant in accordance with Section 3.1 to reduce the amount of cash that it would be entitled to receive upon such exercise in exchange for a corresponding reduction in the amount payable upon such exercise); provided,
                                                                   --------
however, that no adjustment in respect of dividends, interest, or other income
-------
on or from such shares or other securities or property will be made during the term of a Warrant or upon the exercise of a Warrant. Such agreement will provide for adjustments that will be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this
Section 4.5 will similarly apply to successive consolidations, mergers, sales, transfers, or leases.

     4.6.  Warrant Certificates.  Whether or not any adjustments in the Warrant
           --------------------
Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants has been made, Warrant Certificates theretofore or thereafter issued may continue to express the same Warrant Price and number and kind of Warrant Shares as are stated in the Warrant Certificate initially issued.

     5.  Fractional Interests.  Neither the Company nor the Warrant Agent will
         --------------------
be required to issue fractional Warrant Shares or fractional interests in any other securities upon the exercise of the Warrants. If any fraction of a Warrant Share or other security would, except for the provisions of this Section 5, be issuable upon the exercise of the Warrants, the Company will pay an amount (computed to the nearest cent) in cash (a) in lieu of a fractional Warrant Share, equal to the Current Market Price for one share of Common Stock, as defined in Section 4.1(d), on the Trading Day immediately preceding the date on which the Warrants are presented for exercise, multiplied by such fraction of a Warrant Share or (b) in lieu of a fractional interest in any other security, equal to the fair value of such fractional interest, determined in a manner as similar as possible, taking into account the difference in the fractional interest being valued, to the calculation described in the foregoing clause (a).

     6.  Warrant Agent Matters.
         ---------------------

     6.1.  Appointment of Warrant Agent.  The Company hereby appoints the
           ----------------------------
Warrant Agent to act as warrant agent in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.

     6.2.  Concerning the Warrant Agent.  (a) The Company will pay to the
           ----------------------------
Warrant Agent reasonable compensation for all services rendered by it hereunder and will reimburse the Warrant Agent for its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will indemnify the Warrant Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding, or expense, incurred without negligence, bad faith, or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

     (b) The Warrant Agent will incur no liability to the Company or to any Holder for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate evidencing Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper person or persons.

     6.3.  Merger or Consolidation or Change of Name of Warrant Agent.  (a) Any
           ---------------------------------------------------- -----
corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent is a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, will be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that
                                                                   --------
such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 6.5. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     6.4.  Duties of Warrant Agent.  The Warrant Agent undertakes the duties and
           -----------------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrant Certificates, will be bound:

     (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, or any Vice President of the Company and delivered to the Warrant Agent; and such certificate will be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Warrant Agent's duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith, or willful misconduct; provided, however, that the
                                              --------  -------
Warrant Agent shall not be liable for any indirect, special, punitive or consequential damages.

     (d) The Warrant Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

     (e) The Warrant Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except the due countersignature thereof by the Warrant Agent); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor will it be responsible for any adjustment required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of stock or other securities will, when issued, be validly authorized and issued, fully paid, and nonassessable.

     (f) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

     (g) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, or any Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (h) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein will preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent will not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer, or exchange of Warrant Certificates.

     6.5.  Change of Warrant Agent.  The Warrant Agent or any successor Warrant
           -----------------------
Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 calendar days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. If the Warrant Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who will, with such notice, submit his Warrant Certificate for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent will be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, will be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50 million. After appointment, the successor Warrant Agent will be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent will deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail by first class mail a notice thereof to each Holder. Failure to give any notice provided for in this Section 6.5, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

     7.1. No Rights as a Stockholder; Notices to Holders.  Nothing contained in
          ----------------------------------------------
this Agreement or in the Warrant Certificate will be construed as conferring upon the

Holders or their transferees the right to vote, or to receive dividends, or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided, however,
                                                          --------  -------
that if, at any time prior to the Expiration Date and prior to the exercise of all of the Warrants, any of the following events occur:

          (a) The Company declares any dividend payable in any securities upon its shares of Common Stock or makes any distribution (other than a regular cash dividend payable out of consolidated retained earnings) to the holders of its shares of Common Stock;

          (b) The Company offers to the holders of its Common Stock any shares of capital stock of the Company or any Subsidiary or securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or any option, right, or warrant to subscribe for or purchase any thereof;

          (c) The Company distributes to the holders of its Common Stock evidences of indebtedness or assets (including any cash dividend which would result in an adjustment under Section 4.1) of the Company or any Subsidiary;

          (d) Any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into another corporation, any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, or any proposal of the Company to effect any of the foregoing transactions that has been publicly announced by the Company; or

          (e) Any proposal by the Company to effect a dissolution, liquidation, or winding up of the Company that has been publicly announced by the Company;

then in any one or more of such events the Company will give notice of such event to the Holders, as provided in Section 12 hereof, such giving of notice to be completed at least 10 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or at least 20 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of stockholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer, or lease, dissolution, liquidation, or winding up. Such notice will specify such record date or the date of closing the transfer books, as the case may be, for such event. Failure to mail or receive such notice or any defect therein or in the mailing thereof will not affect the validity of any action taken in connection with such event.

     7.2.  Reports to Holders.  The Company will deliver to the Warrant Agent,
           ------------------
within 15 calendar days after it files them with the Securities and Exchange Commission (the "SEC"), copies of its annual report and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. To the extent any such information, documents, or other reports are required to be sent by the Company to the holders of outstanding Common Stock, the Company will simultaneously send copies thereof to the Holders of Warrants. The Warrant Agent will provide to any Holder promptly upon request a copy of any document delivered to the Warrant Agent by the Company pursuant to this Section 7.2.

     7.3.  Agreements Respecting Warrants.  The Company will not enter into any
           ------------------------------
agreement or instrument which would preclude the exercise of the Warrants as herein provided.

     8.  Agreement of Warrant Holders.  Every Holder by accepting a Warrant
         ----------------------------
Certificate consents and agrees with the Company and the Warrant Agent and with every other Holder that:

     (a) The Warrant Certificates are transferable only in accordance with the terms of this Agreement and only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and otherwise in compliance with Section 2;

     (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent will be affected by any notice to the contrary;

     (c) Such Holder expressly waives any right to receive any fractional Warrants and any fractional securities upon exercise or exchange of a Warrant; and

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent will have any liability to any Holder or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,
            --------
however, that the Company will use reasonable efforts to have any such order,
-------
decree, or ruling lifted or otherwise overturned as soon as possible.

     9.  Reservation of Common Stock.  The Company will, for so long as Warrants
         ---------------------------
remain outstanding, reserve and keep available, solely for issuance and delivery upon the exercise of Warrants, a number of shares of Common Stock (or, if applicable, other securities) sufficient to provide for the exercise of all outstanding Warrants. The transfer agent for the Common Stock (or, if applicable, other securities) will be irrevocably authorized and directed at all times until the exercise or expiration of the Warrants to reserve such number of authorized shares of Common Stock (or, if applicable, other securities) as necessary for such purpose. The Company will keep copies of this Agreement on file with the transfer agent and will supply the transfer agent with duly executed stock certificates for such purpose.

     10. Listing and Registration.  (a) The [Warrants and the]/1/ Warrant
         ------------------------
Shares have been listed for trading on the Nasdaq National Market, and the Company will use its reasonable best efforts to maintain such listing. [In addition, the Company will use its reasonable best efforts to secure and maintain the listing of the Warrants on the Nasdaq National Market.]/1/

     (b) The Warrants issued as contemplated by clauses (a) and (b) of the first sentence of Section 1.1 have been registered for public distribution under the Securities Act pursuant to a registration statement (No. 333-___________) filed by the Company with the SEC. The Warrant Shares have been registered for public distribution upon exercise of the Warrants under the Securities Act pursuant to registration statement (No. 333-________________) (together with any amendments thereto, the "Warrant Shares Registration Statement") filed by the Company with the SEC. Subject to Black Out Periods (as defined below in this Section 10(b)), the Company will use its reasonable best efforts to keep the Warrant Shares Registration Statement continuously effective under the Securities Act until the expiration or exercise of all Warrants in order to permit the prospectus included therein to be lawfully delivered by the Company to the Holders exercising such Warrants and by Holders of such Warrants to prospective purchasers of such Warrants. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Warrant Shares Registration Statement, any related prospectus or any document incorporated therein by reference for a period (a "Black Out Period"), beginning on the date the Company gives notice (the "Black Out Notice") to the Warrant Agent and the Holders that such a period has commenced and ending on the earlier of (i) the date the information responsible for the Black Out Period is

_________________

/1/The language in this section is bracketed because the language to be included in the definitive agreement depends upon whether the Warrants will have been listed as of the date of the definitive agreement.

disclosed to the public and (ii) 60 calendar days after any such Black Out Notice is given, in the event that (A) an event occurs and is continuing as a result of which the Warrant Shares Registration Statement, any related prospectus, or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) (1) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations, or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction, including without limitation any bona fide financing plan, that has not yet been publicly
                       ---- ----
disclosed; provided, however, that (x) no Black Out Period may be in effect
           --------  -------
during the six months immediately prior to the Expiration Date, (y) there shall be no more than two Black Out Periods during any period of 180 consecutive calendar days, and (z) there shall be no more than three Black Out Periods during the term of the Warrants.

     (c) The Company will cause any amendment or supplement to the Warrant Shares Registration Statement or the related prospectus, as of the effective date of the Warrant Shares Registration Statement, amendment, or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Company will give prompt written notice to the Warrant Agent and the Holders of (i) the effectiveness of any post-effective amendment to the Warrant Shares Registration Statement, (ii) the issuance by the SEC of any stop order suspending the effectiveness of the Warrant Shares Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the Company to make changes in the Warrant Shares Registration Statement or the related prospectus in order to make the statements therein not misleading, and (v) the commencement and termination of any Black Out Period.

     (e) The Company will use its reasonable best efforts to prevent the issuance or obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Warrant Shares Registration Statement.

     (f) Upon the occurrence of any event contemplated by Section 10(d)(iv) hereof or, if any such event occurs during a Black Out Period, upon the termination of such Black Out Period, the Company will promptly prepare and file a post-effective amendment to the Warrant Shares Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Holders of Warrants, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain the current information required by the Securities Act.

     (g) The Company will comply with all applicable rules and regulations of the SEC and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days (plus any extension permitted by Rule 12b-25 under the Exchange Act after the end of a 12-month period (or 90 days, if such period is a fiscal year (plus any extension permitted by Rule 12b-25 under the Exchange
Act)) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

     (h) The Company will register or qualify or cooperate with the Holders in connection with the registration or qualification of the Warrant Shares for offer and sale by the Company upon exercise of the Warrants under the securities or blue sky laws of such state of the United States as any Holder reasonably requests and do any and all other acts or things necessary or advisable to enable such offer and sale in such jurisdictions; provided that the Company
                                                  --------
shall not be required to (i) qualify to do business in any jurisdiction in which it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction in which it is not then so subject.

     (i) The Company will bear all expenses incurred by it in connection with the performance of its obligations under this Section 10.

     (j) The Company acknowledges and agrees that any remedy at law for breach of any provision of this Section 10 will be inadequate and that, in addition to any other remedies that the Holders may have, the Holders will be entitled to the remedy of specific performance to ensure the Company performs its obligations under this Section 10. The election of any one or more remedies by the Holders hereunder will not constitute a waiver of the right to pursue other available remedies.

     11.  Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Warrant Agent that:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver, and perform its obligations hereunder and to consummate the transactions contemplated hereby;

          (b) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company;

          (c) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement, or instrument by which the Company is bound or any judgment, order, decree, law, statute, rule, regulation, or other judicial or governmental restriction to which the Company is subject;

          (d) This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally; and

          (e) The Warrants, when issued and delivered to the initial Holders as provided in this Agreement, and the Warrant Shares issued upon exercise of the Warrants, when issued, paid for, and delivered as provided in this Agreement, will be duly and validly issued and outstanding, fully paid, and nonassessable.

     12.  Notices.  All notices, requests, waivers, releases, consents, and
          -------
other communications required or permitted by this Agreement (collectively, "Notices") must be in writing. Except as expressly otherwise provided herein with respect to manner of delivery, notices will be deemed sufficiently given for all purposes when delivered in person, when dispatched by telegram or electronic facsimile transmission, when sent by first-class mail, postage prepaid, or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party as follows: (a) if to a Holder, at the address of such Holder as shown in the registry books maintained by the Warrant Agent; (b) if to the Company, at The Bank of New York, 601 Barclay Street, 12W, New York, New York 10286, Telecopy No. (___) ___-____ (marked for the attention of the Chief Financial Officer and the General Counsel), or at such other address as the Company may have furnished to the Holders and the Warrant Agent in writing; and (c) if to the Warrant Agent, at _________, ________, ________ _____, Telecopy No. (___) ___-____ (marked for the attention of _______________) or at such other address as the Warrant Agent may have furnished to the Company and the Holders in writing.

     13.  Amendment and Waiver.  No failure or delay of the Holder in exercising
          --------------------
any power or right hereunder (other than a failure to exercise Warrants in accordance with the provisions hereof) will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case will entitle the Company to any other or future notice or demand in similar or other circumstances. Subject to the last sentence of this Section 13, (a) if the Company so directs, the Company and the Warrant Agent will supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants or the Warrant Agent and (b) the Company and the Warrant Agent may from time to time supplement or amend this Agreement, with the consent of Holders of at least 50% of the Warrants then outstanding, for any other purpose. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment which increases the Warrant Price, decreases the period of time remaining during which the Warrants may be exercised, or changes in a manner adverse to Holders the number of Warrant Shares purchasable upon the exercise of Warrants will be made without the consent of all Holders. Any such amendment, modification, or waiver effected pursuant to and in accordance with the provisions of this Section 13 will be binding upon all Holders and upon each future Holder, the Company, and the Warrant Agent. In the event of any such amendment, modification, or waiver, the Company will give prompt notice thereof to all Holders and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange.

     14.  Successors and Assigns.  This Agreement will be binding upon and inure
          ----------------------
to the benefit of the Company, the Warrant Agent, and their respective successors and assigns, and, subject to Sections 1.4 and 8(b), all Holders.

     15.  Rights of the Parties.  Except as provided in Section 14, nothing
          ---------------------
expressed or implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the Company, the Warrant Agent, and the Holders any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby. This Agreement will be for the sole and exclusive benefit of the Company, the Warrant Agent, and the Holders. All rights of action in respect of this Agreement are vested in the Holders, and any Holder without the consent of the

Warrant Agent or any other Holder may, on such Holder's own behalf and for such Holder's own benefit, enforce such Holder's rights hereunder, including the right to exercise, exchange, or surrender for transfer such Holder's Warrant Certificates in accordance with the provisions hereof.

     16.  Titles and Headings.  Titles and headings to Sections herein are
          -------------------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     17.  Certain Interpretive Matters and Definitions.  Unless the context
          --------------------------------------------
otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) "or" is disjunctive but not necessarily exclusive, and (d) words in the singular include the plural and vice versa. All
                                                                ---- -----
references to "$" or dollar amounts are to lawful currency of the United States of America.

     18.  Entire Agreement.  This Agreement, together with its Exhibits,
          ----------------
constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements among the parties hereto with respect thereto except as expressly set forth herein.

     19.  Severability.  In case any provision contained in this Agreement is
          ------------
invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby. The Company and the Warrant Agent will endeavor in good faith to replace the invalid, illegal, or unenforceable provisions with valid, legal, and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

     20.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     21.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which so executed will be deemed to be an original; such counterparts will together constitute but one agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.


                                        ARCH COMMUNICATIONS
                                        GROUP, INC.



                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________


                                        THE BANK OF NEW YORK


                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

                                   EXHIBIT A
                                   ---------

                          FORM OF WARRANT CERTIFICATE


THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT (AS HEREINAFTER DEFINED), A COPY OF WHICH WILL BE MADE AVAILABLE BY THE ISSUER UPON REQUEST. THE TRANSFER OR EXCHANGE OF THESE WARRANTS MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT.


NO.  _______                                              WARRANTS _____________


                     VOID AT 5:00 P.M., NEW YORK CITY TIME
                             ON SEPTEMBER 1, 2001

              Arch Communications Group, Inc. Warrant Certificate


     THIS CERTIFIES THAT for value received, __________, or its registered assigns (the "Holder"), is the owner of the number of Warrants set forth above that initially entitle it to purchase from Arch Communications Group, Inc., a Delaware corporation (the "Company"), at any time and from time to time prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"), a like number of fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") at an initial purchase price of $8.19 per share (the "Warrant Price"), subject to adjustment as provided in the Warrant Agreement. No Warrant may be exercised at or after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time, such Warrant shall become void. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." On the terms and subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised by surrendering to the Warrant Agent (as hereinafter defined) this Warrant Certificate, with the Form of Exercise Notice on the reverse side hereof duly executed, together with cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount of lawful currency of the United States of America equal to the product of (a) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (b) the Warrant Price.

     The number and kind of Warrant Shares that may be purchased upon exercise of the Warrants evidenced by this Warrant Certificate are the number as of the date of the original issue of such Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment.

     This Warrant Certificate and the Warrants it represents are subject to, and entitled to the benefits of, all of the terms, provisions, and conditions of the Warrant Agreement, dated as of _____________, 199__ (the "Warrant Agreement"), by and between the Company and The Bank of New York, a _________ corporation (the "Warrant Agent"), which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, and duties hereunder of the Company and the Holder. A copy of the Warrant Agreement will be made available to the Holders by the Company upon request of the Holders.

     Subject to the provisions set forth in the Warrant Agreement or in this Certificate, this Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered entitled such Holder (or former Holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the principal office of the Warrant Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

     The Company will not be required to issue fractional Warrant Shares or other fractional interests in securities upon the exercise of any Warrants evidenced by this Warrant Certificate, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

     Nothing contained in the Warrant Agreement or in this Warrant Certificate will be construed as conferring upon the Holder of this Warrant Certificate the right to vote, or to receive dividends, or to consent or (except as provided in the Warrant Agreement) to receive notice in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

     This Warrant Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Warrant Agent. This Warrant Certificate will be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on this ____ day of __________, ____, by its corporate officers duly authorized.


Attest:                                 ARCH COMMUNICATIONS GROUP, INC.



___________________________________     By: __________________________________
[Name, title]                               [Name, title]


Dated:  ______________


Countersigned:

THE BANK OF NEW YORK



By:_________________________________
    [Authorized Signature]
     [Title]

                  Form of Reverse Side of Warrant Certificate

                              FORM OF ASSIGNMENT
                              ------------------

          (To be executed if the Holder desires to transfer Warrants)

          FOR VALUE RECEIVED, __________________________________________________
_____________hereby sells, assigns, and transfers unto _________________________
________________________________________________________________________________
                 (Please print name and address of transferee)
--------------------------------------------------------
________________________________________________________________________________
______________________this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:  ____________________



                                        ________________________________________
____________                            Signature

Signature Guaranteed:

                            FORM OF EXERCISE NOTICE
                            -----------------------


          (To be executed if the Holder desires to exercise Warrants)


TO ARCH COMMUNICATIONS GROUP, INC.:

          The undersigned hereby irrevocably elects to exercise __________ Warrants evidenced by this Warrant Certificate to purchase the Warrant Shares issuable upon the exercise of such Warrants and requests that certificates for such Warrant Shares be issued in the name of:

________________________________________________________________________________
                        (Please print name and address)
________________________________________________________________________________

Please insert social security or
other identifying number:_______________________________________________________

If such number of Warrants is not all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants will be registered in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)
________________________________________________________________________________

Please insert social security
or other identifying number:____________________________________________________

Dated:  __________________

                                        ________________________________________
                                        Signature
Signature Guaranteed:

                                    NOTICE
                                    ------

          Signatures on the foregoing Form of Assignment and Form of Exercise Notice and in the related Warrant Certificates must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever.

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                         [Form for Buyer Participation Warrants]

================================================================================



                               WARRANT AGREEMENT


                                    BETWEEN


                              ARCH COMMUNICATIONS
                                  GROUP, INC.

                                      AND

                              THE BANK OF NEW YORK



                                _________, 199__


================================================================================

                               WARRANT AGREEMENT
                               -----------------

     This WARRANT AGREEMENT, dated as of ___________, 199__ (the "Agreement"), is made and entered into by and between Arch Communications Group, Inc., a Delaware corporation (the "Company"), and The Bank of New York, a
_______________________, as warrant agent (the "Warrant Agent").

                                    RECITALS
                                    --------

     WHEREAS, a plan of reorganization under Chapter 11 of the United States Bankruptcy Code for MobileMedia Communications, Inc. ("MobileMedia"), MobileMedia Corporation, the sole stockholder of MobileMedia ("Parent"), and all of MobileMedia's subsidiaries (the "Plan") was confirmed on ________, 199_ by order of the United States Bankruptcy Court for the District of Delaware in Case Nos. 97-174 (PJW) through and including 97-192 (PJW), and has become effective;

     WHEREAS, in connection with the Plan, the Company, a wholly owned subsidiary of the Company ("Merger Sub"), Parent and MobileMedia entered into an Agreement and Plan of Merger, dated as of August ___, 1998 (the "Merger Agreement"), pursuant to which MobileMedia has been merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of the Company;

     WHEREAS, the Plan and the Merger Agreement provide for the execution and delivery of this Agreement by the Company and the issuance of warrants (the "Warrants"), each Warrant initially representing the right to purchase one share of Common Stock (as defined in Section 4.1(h)), on the terms and subject to the conditions herein set forth; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance of Warrant Certificates (as defined in Section 1.2) and other matters as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

     1.  Issuance of Warrants; Form of Warrants.
         --------------------------------------

     1.1.  Issuance of Warrants.  On the terms and subject to the conditions set
           --------------------
forth in the Plan and the Merger Agreement, the Company will issue and deliver:
(a) an aggregate of __________ Warrants as contemplated by the Standby Purchase Commitments (as defined in the Plan) as consideration for the commitments set forth therein and (b) an aggregate of __________ Warrants pursuant to the Buyer

Distribution (as defined in the Merger Agreement) as provided in Section 1.7(b) of the Merger Agreement. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The purchase price per Warrant Share payable upon the exercise of a Warrant (the "Warrant Price") will initially be $____. The Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment pursuant to the provisions of Section 4.

     1.2.  Form of Warrants.  Each Warrant, including without limitation any
           ----------------
Warrants that may be issued upon partial exercise, replacement, or transfer of Warrants, will be evidenced by, and subject to the terms of, a Warrant certificate (including the Form of Exercise Notice and Form of Assignment to be printed on the reverse thereof, a "Warrant Certificate") in substantially the form of Exhibit A, with such changes, marks of identification or designation, and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto. Notwithstanding the foregoing, Warrant Certificates evidencing Warrants issued as contemplated by clause (a) or clause (b) of the first sentence of Section 1.1 will not bear restrictive legends.

     1.3.  Countersignature of Warrants.  The Warrant Certificates will be
           ----------------------------
executed on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, President, or any Vice President, and attested by its Secretary or any Assistant Secretary. The Warrant Certificates will be manually countersigned by the Warrant Agent and will not be valid for any purpose unless so countersigned. In case any officer of the Company who has signed any of the Warrant Certificates ceases to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, is a proper officer of the Company to sign such Warrant Certificate, although on any other date such person was not such an officer. Warrant Certificates will be dated the date of countersignature by the Warrant Agent.

     1.4  Registration of Warrants.  The Warrant Agent, on behalf of the
          ------------------------
Company, will keep or cause to be kept, at the principal office of the Warrant Agent designated for such purpose, books for registration and transfer of the Warrant Certificates

---------------------------

/*/To be determined as provided in Schedule II to the Merger Agreement.

issued hereunder by the Company. Such books will show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates, and the date of each of the Warrant Certificates. The Company and the Warrant Agent will be entitled to treat the registered holder of any Warrant Certificate (the "Holder") as the sole owner of the Warrants represented by such Warrant Certificate for all purposes and will not be bound to recognize any equitable or other claim or interest in such Warrants on the part of any other person. Neither the Company nor the Warrant Agent will be liable for any registration of transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

     2.  Transfer and Exchange of Warrants.
         ---------------------------------

     2.1.  Transfer and Exchange.  Any Warrant Certificate may, except to the
           ---------------------
extent otherwise prohibited pursuant to this Agreement, be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered then entitled such Holder (or former Holder in the case of a transfer) to purchase. Any Holder desiring to transfer, split up, combine, or exchange any such Warrant Certificate will make such request in writing delivered to the Warrant Agent, and will surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined, or exchanged, with the Form of Assignment duly executed by the Holder thereof, at the principal office of the Warrant Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company will prepare, execute, and deliver to the Warrant Agent, and the Warrant Agent will countersign and deliver, a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. Neither the Company nor the Warrant Agent will be required to issue or deliver any Warrant Certificates in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates unless and until the person or persons requesting the issuance or delivery thereof has paid to the Warrant Agent the amount of any tax or governmental charge that may be payable in connection with such transfer, split up, combination, or exchange or has established to the satisfaction of the Warrant Agent that any tax or governmental charge has been paid. Holders will not be required to pay any other charge in connection with the transfer, split up, combination, or exchange of Warrants.

     2.2.  Lost, Stolen, and Mutilated Warrant Certificates.  Upon receipt by
           ------------------------------------------------
the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Warrant Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will prepare, execute, and deliver a new Warrant Certificate of like tenor to the Warrant Agent and the Warrant Agent will countersign and deliver such new Warrant Certificate to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed, or mutilated.

     2.3.  Payment of Taxes.  The Company will pay all documentary or stamp
           ----------------
taxes, if any, attributable to the initial issuance of the Warrants and the initial issuance of the Warrant Shares upon the exercise of Warrants; provided,
                                                                      --------
however, that the Company's obligations in this regard will in all events be
-------
conditioned upon the Holder cooperating with the Company and the Warrant Agent in any reasonable arrangement designed to minimize or eliminate any such taxes. Neither the Company nor the Warrant Agent will be required to pay any tax or governmental charge that may be payable in connection with any transfer, split up, combination, or exchange of Warrants or Warrant Certificates, and the Company will not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof has paid to the Company the amount of such tax or governmental charge or has established to the satisfaction of the Company that such tax or governmental charge has been paid.

     2.4.  Cancellation and Destruction of Warrant Certificates.  All Warrant
           ----------------------------------------------------
Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange will, if surrendered to the Company, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, will be canceled by it, and no Warrant Certificates will be issued in lieu thereof except as expressly permitted by this Agreement. The Company will deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent will so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent will deliver all canceled Warrant Certificates to the Company, or will, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

     3.  Duration and Exercise of Warrants.
         ---------------------------------

     3.1.  Duration and Exercise of Warrants.  (a) Warrants may be exercised by
           ---------------------------------
the Holder thereof, in whole or in part, at any time and from time to time after the date hereof and prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"); provided that Holders shall be able to exercise their
                         --------
Warrants only if (i) (A) the Warrant Shares Registration Statement (as defined in Section 10) is then in effect and the Company has delivered to each person exercising a Warrant a current prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or (B) the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and (ii) the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the Holder of the Warrants to be exercised, and, if applicable, the persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants, reside. The Holder of Warrants may exercise them by delivering to the Warrant Agent, at its principal office designated for such purpose, the following:

             (i) the Warrant Certificate or Warrant Certificates representing the Warrants to be exercised, with the Form of Exercise Notice duly completed and executed by the Holder thereof; and

             (ii) cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount equal to the product of (A) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (B) the Warrant Price.

     (b) Subject to Section 2.3 hereof, as promptly as practicable after an exercise of Warrants in accordance with Section 3.1(a), and in any event within 10 Business Days (as defined in Section 3.2) after such exercise, the Warrant Agent will (i) requisition from any transfer agent for the Common Stock (or make available, if the Warrant Agent is the transfer agent) certificates representing the number of Warrant Shares to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests),
(ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder, (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional Warrant Shares in accordance with the provisions of
Section 5, and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the Holder exercising such Warrants.

     (c) If the number of Warrants represented by a Warrant Certificate are not exercised in full, the Company will prepare, execute, and deliver to the Warrant Agent a new Warrant Certificate evidencing Warrants equivalent to such Warrants remaining unexercised and the Warrant Agent will countersign and deliver such new Warrant Certificate to or upon the order of the Holder exercising such Warrants, registered in such name or names as may be designated by such Holder.

     (d) The Company will take all such action as may be necessary to ensure that all Warrant Shares delivered upon exercise of Warrants, at the time of delivery of the certificates for such Warrant Shares, will (subject to payment of the Warrant Price) be duly and validly authorized and issued, fully paid, and nonassessable and, if shares of Common Stock are then listed on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or qualified for quotation on The Nasdaq Stock Market, will be duly listed or qualified for quotation thereon, as the case may be.

     (e) In the event that the Company is obligated to pay cash in lieu of fractional Warrant Shares pursuant to Section 5 in connection with any exercise of Warrants, it will make all arrangements necessary so that such cash is available for distribution by the Warrant Agent, if and when appropriate.

     (f) The Company will pay all expenses, taxes, and other charges payable in connection with the preparation, issuance, and delivery of certificates representing Warrant Shares or Warrant Certificates representing unexercised Warrants in connection with any exercise of Warrants in accordance with Section 3.1(a), except that, if any such certificates representing Warrant Shares or any such Warrant Certificates are to be registered in a name or names other than that of the Holder at the time of any such exercise of Warrants, funds sufficient to pay all transfer or similar taxes payable as a result of such transfer shall be paid by the Holder at the time of such exercise or promptly upon receipt of a written request of the Company for payment thereof. In connection with any exercise of Warrants in accordance with Section 3.1(a), the Warrants will be deemed to have been exercised, any certificate representing Warrant Shares or any Warrant Certificate issued on account thereof will be deemed to have been issued, and the person in whose name any such certificate or Warrant Certificate is issued will be deemed for all purposes to have become a Holder of record of the Warrant Shares or Warrants, as the case may be, represented thereby as of the date of such exercise.

     3.2.  Certain Definitions.  For purposes of this Agreement, (a) the term
           -------------------
"Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close and (b) the term "Trading Day" means any day on which shares of Common Stock are traded on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if shares of Common Stock are not so listed or admitted to trading, in the over-the-counter market.

     4.  Adjustments of Warrant Price and Warrant Shares.  The Warrant Price and
         -----------------------------------------------
the number and kind of Warrant Shares purchasable upon exercise of the Warrants will be subject to adjustment from time to time upon the occurrence of certain events as provided in this Section 4.

     4.1.  Mechanical Adjustments.  The Warrant Price and the number and kind of
           ----------------------
Warrant Shares purchasable upon exercise of a Warrant will be subject to adjustment as follows:

          (a) Subject to Section 4.1(e), if the Company (i) pays a dividend or otherwise distributes to holders of its Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its outstanding shares of Common Stock (including any such reclassification in connection with a consolidation, merger, or other business combination transaction in which the Company is the continuing or surviving corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto will be adjusted so that the Holder of each Warrant will be entitled to receive (A) in the case of a dividend or distribution, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such dividend or distribution by virtue of its ownership of such Warrant Shares, (B) in the case of a subdivision or combination, the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise, adjusted to give effect to such subdivision or combination as if such Warrant Shares had been subject thereto, or (C) in the case of an issuance in a reclassification, the sum of (1) the number of Warrant Shares that, if such Warrant had been exercised immediately prior to such adjustment, such Holder would have received upon such exercise and retained after giving effect to such reclassification as if such Warrants Shares had been subject thereto and (2) the number and kind of additional shares of capital stock that such Holder would have been entitled to receive as a result of such reclassification as if such Warrant Shares had been subject thereto. An adjustment made pursuant to this paragraph (a) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution and will become effective immediately after the effective date of such subdivision, combination, or reclassification in the case of a subdivision, combination, or reclassification. If, after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the exercise privilege and the Warrant Price of each class of capital stock shall thereafter be subject to adjustments as nearly equivalent as may be practicable to the adjustments provided for Common Stock in this Section 4. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) Subject to Section 4.1(e), if the Company distributes to holders of its Common Stock, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of consolidated retained earnings) of the Company or any corporation or other legal entity a majority of the voting equity securities or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), (ii) shares of capital stock of any Subsidiary, (iii) securities convertible into or exchangeable for capital stock of the Company (including Common Stock or capital stock of any other class) or any Subsidiary, or (iv) any rights, options, or warrants to purchase any of the foregoing (excluding those described in Section 4.1(c)), then the number of Warrant Shares thereafter purchasable upon exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment by a fraction, the numerator of which will be the Current Market Price per share (as defined in Section 4.1(d)) of Common Stock on the record date for such distribution, and the denominator of which will be such Current Market Price per share of Common Stock less the fair value (as determined in good faith by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities, or rights, options, or warrants so distributed on account of one share of Common Stock. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Except as provided in Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon conversion or exchange of such securities convertible or exchangeable for shares of Common Stock or upon exercise of such rights, warrants, or options for shares of Common Stock.

          (c) Subject to Section 4.1(e), if the Company issues rights, options, or warrants to holders of the outstanding shares of Common Stock, as such, entitling the holders of such rights, options, or warrants (for a period expiring within 60 calendar days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share that is lower on the record date mentioned below than the Current Market Price per share of Common Stock on such record date, then the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior to such adjustment by a fraction (not to be less than one), the numerator of which will be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered by such rights, options, or warrants for subscription or purchase and the denominator of which will be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate subscription or purchase price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock on such record date. Such adjustment will be made whenever such rights, options, or warrants are issued, and will become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or warrants. In case such subscription or purchase price may be paid in a consideration part or all of which is in a form other than cash, the fair value of such consideration will be as determined by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm. Except as provided in
     Section 4.1(h), no further adjustments of the number of Warrant Shares will be made upon the actual issue of shares of Common Stock upon exercise of such rights, options, or warrants.

          (d) For purposes of this Agreement, the "Current Market Price" per share of Common Stock on any date will be the average of the daily Closing Prices (as defined below in this Section 4.1(d)) for 30 consecutive Trading Days commencing 45 Trading Days before the date of such computation. The closing price for each day (the "Closing Price") will be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market as reported by The Nasdaq Stock Market or any comparable system, or if not so reported by any such organization on such day, the average of the bid and asked prices furnished by a professional market maker selected by the Board of Directors of the Company. In the absence of one or more such quotations, the Board of Directors of the Company will determine the Current Market Price in good faith on the basis of such quotations or other relevant information as it considers appropriate.

          (e) No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be required unless such adjustment would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a Warrant of at least 1%; provided, however,
                                                            --------  -------
     that any adjustments which by reason of this paragraph (e) are not required to be made currently will be carried forward and made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, would require an increase or decrease in the number of Warrant Shares purchasable upon the hypothetical exercise of a Warrant of 1% or more. All calculations with respect to the number of Warrant Shares will be made to the nearest one-thousandth of a share and all calculations with respect to the Warrant Price will be to the nearest whole cent. No adjustment in the number of Warrant Shares purchasable upon the exercise of a Warrant will be made under paragraph (b) or (c) of this Section 4.1 if the Company issues or distributes to each Holder the shares, rights, options, warrants, convertible or exchangeable securities, evidences of indebtedness, assets, or other securities referred to in the applicable paragraph that such Holder would have been entitled to receive had the Warrants been exercised prior to the happening of such event on the record date with respect thereto (provided that, in any case in which such Holder would have been so
              --------
     entitled to receive a fractional interest in any such securities or assets, the Company may distribute to such Holder in lieu of such fractional interest cash in an amount equal to the fair value of such fractional interest as determined in good faith by the Board of Directors of the Company). No adjustment in the number of Warrant Shares will be made for a change in the par value of the shares of Common Stock.

          (f) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as herein provided, the Warrant Price will be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which will be the number of Warrant Shares so purchasable immediately thereafter.

          (g) For the purpose of this Agreement, the term "Common Stock" means
     (i) the class of shares designated as the Common Stock of the Company as of the date of this Agreement, (ii) all shares of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of the Company, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to
     Section 4.1(a), the Warrants become exercisable to purchase Warrant Shares other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price payable in respect of such other shares upon the exercise of each Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares and the Warrant Price contained in this Section 4.1.

          (h) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof have not been exercised, the

     Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion, or exchange plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however,
                                                             --------  -------
     that no such readjustment will have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

     4.2.  Notice of Adjustment.  Whenever the Warrant Price or the number or
           --------------------
kind of Warrant Shares purchasable upon exercise of the Warrants is adjusted pursuant to any of the provisions of this Agreement, the Company will promptly give notice to the Holders of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the adjustments in the Warrant Price and the number or kind of Warrant Shares purchasable upon exercise of each Warrant, and also setting forth a brief statement of the facts requiring such adjustments and the computations upon which such adjustments are based. Such certificate will be conclusive evidence of the correctness of such adjustments.

     4.3.  No Adjustment for Dividends.  Except as provided in Section 4.1, no
           ---------------------------
adjustment or payment in respect of any dividends will be made at any time.

     4.4  Voluntary Reduction.  The Company from time to time may reduce the
          -------------------
Warrant Price by any amount for any period of time, if the period is at least 20 calendar days and if the reduction is irrevocable during the period; provided
                                                                     --------
that in no event may the Warrant Price be less than the par value of the Common Stock. Whenever the Warrant Price is so reduced, the Company will mail to Holders a notice of the reduction at least 15 calendar days before the date the reduced Warrant Price takes effect. Such notice will state the reduced Warrant Price and the period during which it will be in effect. Failure to mail the notice or any defect therein will not affect the legality or validity of the reduction. A reduction of the Warrant Price does not change or adjust the Warrant Price otherwise in effect for purposes of Section 4.1.

     4.5.  Preservation of Purchase Rights Upon Merger, Consolidation, Etc.   In
           ----------------------------------------------------------------
case of any consolidation, merger, or other business combination transaction in which the Company is not the continuing or surviving corporation, or in case of any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, the Company and such successor or purchasing corporation, as the case may be, will execute an agreement providing that each Holder will have the right thereafter, upon payment of an amount equal to the amount payable upon the exercise of a Warrant immediately prior thereto, to purchase upon exercise of each Warrant the kind and amount of securities or property that it would have owned or have been entitled to receive after giving effect to such consolidation, merger, sale, transfer, or lease on account of the Warrant Shares that would have been purchasable upon the exercise of such Warrant had such Warrant been exercised immediately prior thereto (provided
                                                                   --------
that, to the extent that such Holder would have been so entitled to receive cash on account of such Warrant Shares, such Holder may elect in connection with the exercise of a Warrant in accordance with Section 3.1 to reduce the amount of cash that it would be entitled to receive upon such exercise in exchange for a corresponding reduction in the amount payable upon such exercise); provided,
                                                                   --------
however, that no adjustment in respect of dividends, interest, or other income
-------
on or from such shares or other securities or property will be made during the term of a Warrant or upon the exercise of a Warrant. Such agreement will provide for adjustments that will be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this
Section 4.5 will similarly apply to successive consolidations, mergers, sales, transfers, or leases.

     4.6.  Warrant Certificates.  Whether or not any adjustments in the Warrant
           --------------------
Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants has been made, Warrant Certificates theretofore or thereafter issued may continue to express the same Warrant Price and number and kind of Warrant Shares as are stated in the Warrant Certificate initially issued.

     5.  Fractional Interests.  Neither the Company nor the Warrant Agent will
         --------------------
be required to issue fractional Warrant Shares or fractional interests in any other securities upon the exercise of the Warrants. If any fraction of a Warrant Share or other security would, except for the provisions of this Section 5, be issuable upon the exercise of the Warrants, the Company will pay an amount (computed to the nearest cent) in cash (a) in lieu of a fractional Warrant Share, equal to the Current Market Price for one share of Common Stock, as defined in Section 4.1(d), on the Trading Day immediately preceding the date on which the Warrants are presented for exercise, multiplied by such fraction of a Warrant Share or (b) in lieu of a fractional interest in any other security, equal to the fair value of such fractional interest, determined in a manner as similar as possible, taking into account the difference in the fractional interest being valued, to the calculation described in the foregoing clause (a).

     6.  Warrant Agent Matters.
         ---------------------

     6.1.  Appointment of Warrant Agent.  The Company hereby appoints the
           ----------------------------
Warrant Agent to act as warrant agent in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.

     6.2.  Concerning the Warrant Agent.  (a) The Company will pay to the
           ----------------------------
Warrant Agent reasonable compensation for all services rendered by it hereunder and will reimburse the Warrant Agent for its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will indemnify the Warrant Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding, or expense, incurred without negligence, bad faith, or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

     (b) The Warrant Agent will incur no liability to the Company or to any Holder for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate evidencing Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper person or persons.

     6.3.  Merger or Consolidation or Change of Name of Warrant Agent.  (a) Any
           ---------------------------------------------------- -----
corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent is a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, will be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that
                                                                   --------
such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 6.5. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     6.4.  Duties of Warrant Agent.  The Warrant Agent undertakes the duties and
           -----------------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrant Certificates, will be bound:

     (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, or any Vice President of the Company and delivered to the Warrant Agent; and such certificate will be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Warrant Agent's duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith, or willful misconduct; provided, however, that the
                                              --------  -------
Warrant Agent shall not be liable for any indirect, special, punitive or consequential damages.

     (d) The Warrant Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

     (e) The Warrant Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except the due countersignature thereof by the Warrant Agent); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor will it be responsible for any adjustment required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of stock or other securities will, when issued, be validly authorized and issued, fully paid, and nonassessable.

     (f) The Company will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

     (g) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, or any Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (h) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein will preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent will not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer, or exchange of Warrant Certificates.

     6.5.  Change of Warrant Agent.  The Warrant Agent or any successor Warrant
           -----------------------
Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 calendar days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the Holders by first-class mail. If the Warrant Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who will, with such notice, submit his Warrant Certificate for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent will be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, will be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50 million. After appointment, the successor Warrant Agent will be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent will deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail by first class mail a notice thereof to each Holder. Failure to give any notice provided for in this Section 6.5, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

     7.1   No Rights as a Stockholder; Notices to Holders.  Nothing contained in
           ----------------------------------------------
this Agreement or in the Warrant Certificate will be construed as conferring upon the

Holders or their transferees the right to vote, or to receive dividends, or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided, however,
                                                          --------  -------
that if, at any time prior to the Expiration Date and prior to the exercise of all of the Warrants, any of the following events occur:

          (a) The Company declares any dividend payable in any securities upon its shares of Common Stock or makes any distribution (other than a regular cash dividend payable out of consolidated retained earnings) to the holders of its shares of Common Stock;

          (b) The Company offers to the holders of its Common Stock any shares of capital stock of the Company or any Subsidiary or securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or any option, right, or warrant to subscribe for or purchase any thereof;

          (c) The Company distributes to the holders of its Common Stock evidences of indebtedness or assets (including any cash dividend which would result in an adjustment under Section 4.1) of the Company or any Subsidiary;

          (d) Any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into another corporation, any sale, transfer, or lease to another corporation of all or substantially all the property of the Company, or any proposal of the Company to effect any of the foregoing transactions that has been publicly announced by the Company; or

          (e) Any proposal by the Company to effect a dissolution, liquidation, or winding up of the Company that has been publicly announced by the Company;

then in any one or more of such events the Company will give notice of such event to the Holders, as provided in Section 12 hereof, such giving of notice to be completed at least 10 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or at least 20 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of stockholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer, or lease, dissolution, liquidation, or winding up. Such notice will specify such record date or the date of closing the transfer books, as the case may be, for such event. Failure to mail or receive such notice or any defect therein or in the mailing thereof will not affect the validity of any action taken in connection with such event.

     7.2.  Reports to Holders.  The Company will deliver to the Warrant Agent,
           ------------------
within 15 calendar days after it files them with the Securities and Exchange Commission (the "SEC"), copies of its annual report and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. To the extent any such information, documents, or other reports are required to be sent by the Company to the holders of outstanding Common Stock, the Company will simultaneously send copies thereof to the Holders of Warrants. The Warrant Agent will provide to any Holder promptly upon request a copy of any document delivered to the Warrant Agent by the Company pursuant to this Section 7.2.

     7.3.  Agreements Respecting Warrants.  The Company will not enter into any
           ------------------------------
agreement or instrument which would preclude the exercise of the Warrants as herein provided.

     8.  Agreement of Warrant Holders.  Every Holder by accepting a Warrant
         ----------------------------
Certificate consents and agrees with the Company and the Warrant Agent and with every other Holder that:

     (a) The Warrant Certificates are transferable only in accordance with the terms of this Agreement and only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and otherwise in compliance with Section 2;

     (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent will be affected by any notice to the contrary;

     (c) Such Holder expressly waives any right to receive any fractional Warrants and any fractional securities upon exercise or exchange of a Warrant; and

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent will have any liability to any Holder or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,
            --------
however, that the Company will use reasonable efforts to have any such order,
-------
decree, or ruling lifted or otherwise overturned as soon as possible.

     9.   Reservation of Common Stock. The Company will, for so long as Warrants
          ---------------------------
remain outstanding, reserve and keep available, solely for issuance and delivery upon the exercise of Warrants, a number of shares of Common Stock (or, if applicable, other securities) sufficient to provide for the exercise of all outstanding Warrants. The transfer agent for the Common Stock (or, if applicable, other securities) will be irrevocably authorized and directed at all times until the exercise or expiration of the Warrants to reserve such number of authorized shares of Common Stock (or, if applicable, other securities) as necessary for such purpose. The Company will keep copies of this Agreement on file with the transfer agent and will supply the transfer agent with duly executed stock certificates for such purpose.

     10.  Listing and Registration.  (a) The [Warrants and the]/**/ Warrant
          ------------------------
Shares have been listed for trading on the Nasdaq National Market, and the Company will use its reasonable best efforts to maintain such listing. [In addition, the Company will use its reasonable best efforts to secure and maintain the listing of the Warrants on the Nasdaq National Market.]*

     (b) The Warrants issued as contemplated by clauses (a) and (b) of the first sentence of Section 1.1 have been registered for public distribution under the Securities Act pursuant to a registration statement (No. 333-___________) filed by the Company with the SEC. The Warrant Shares have been registered for public distribution upon exercise of the Warrants under the Securities Act pursuant to registration statement (No. 333-________________) (together with any amendments thereto, the "Warrant Shares Registration Statement") filed by the Company with the SEC. Subject to Black Out Periods (as defined below in this Section 10(b)), the Company will use its reasonable best efforts to keep the Warrant Shares Registration Statement continuously effective under the Securities Act until the expiration or exercise of all Warrants in order to permit the prospectus included therein to be lawfully delivered by the Company to the Holders exercising such Warrants and by Holders of such Warrants to prospective purchasers of such Warrants. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Warrant Shares Registration Statement, any related prospectus or any document incorporated therein by reference for a period (a "Black Out Period"), beginning on the date the Company gives notice (the "Black Out Notice") to the Warrant Agent and the Holders that such a period has commenced and ending on the earlier of (i) the date the information responsible for the Black Out Period is

__________________________

/*/The language in this section is bracketed because the language to be included in the definitive agreement depends upon whether the Warrants will have been listed as of the date of the definitive agreement.

disclosed to the public and (ii) 60 calendar days after any such Black Out Notice is given, in the event that (A) an event occurs and is continuing as a result of which the Warrant Shares Registration Statement, any related prospectus, or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) (1) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations, or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction, including without limitation any bona fide financing plan, that has not yet been publicly
                       ---- ----
disclosed; provided, however, that (x) no Black Out Period may be in effect
           --------  ------
during the six months immediately prior to the Expiration Date, (y) there shall be no more than two Black Out Periods during any period of 180 consecutive calendar days, and (z) there shall be no more than three Black Out Periods during the term of the Warrants.

     (c) The Company will cause any amendment or supplement to the Warrant Shares Registration Statement or the related prospectus, as of the effective date of the Warrant Shares Registration Statement, amendment, or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Company will give prompt written notice to the Warrant Agent and the Holders of (i) the effectiveness of any post-effective amendment to the Warrant Shares Registration Statement, (ii) the issuance by the SEC of any stop order suspending the effectiveness of the Warrant Shares Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event that requires the Company to make changes in the Warrant Shares Registration Statement or the related prospectus in order to make the statements therein not misleading, and (v) the commencement and termination of any Black Out Period.

     (e) The Company will use its reasonable best efforts to prevent the issuance or obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Warrant Shares Registration Statement.

     (f) Upon the occurrence of any event contemplated by Section 10(d)(iv) hereof or, if any such event occurs during a Black Out Period, upon the termination of such Black Out Period, the Company will promptly prepare and file a post-effective amendment to the Warrant Shares Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Holders of Warrants, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain the current information required by the Securities Act.

     (g) The Company will comply with all applicable rules and regulations of the SEC and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days (plus any extension permitted by Rule 12b-25 under the Exchange Act after the end of a 12-month period (or 90 days, if such period is a fiscal year (plus any extension permitted by Rule 12b-25 under the Exchange
Act)) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

     (h) The Company will register or qualify or cooperate with the Holders in connection with the registration or qualification of the Warrant Shares for offer and sale by the Company upon exercise of the Warrants under the securities or blue sky laws of such state of the United States as any Holder reasonably requests and do any and all other acts or things necessary or advisable to enable such offer and sale in such jurisdictions; provided that the Company
                                                  --------
shall not be required to (i) qualify to do business in any jurisdiction in which it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction in which it is not then so subject.

     (i) The Company will bear all expenses incurred by it in connection with the performance of its obligations under this Section 10.

     (j) The Company acknowledges and agrees that any remedy at law for breach of any provision of this Section 10 will be inadequate and that, in addition to any other remedies that the Holders may have, the Holders will be entitled to the remedy of specific performance to ensure the Company performs its obligations under this Section 10. The election of any one or more remedies by the Holders hereunder will not constitute a waiver of the right to pursue other available remedies.

     11.  Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Warrant Agent that:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver, and perform its obligations hereunder and to consummate the transactions contemplated hereby;

          (b) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company;

          (c) The execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof do not and will not conflict with, violate, or constitute a breach of any material contract, agreement, or instrument by which the Company is bound or any judgment, order, decree, law, statute, rule, regulation, or other judicial or governmental restriction to which the Company is subject;

          (d) This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally; and

          (e) The Warrants, when issued and delivered to the initial Holders as provided in this Agreement, and the Warrant Shares issued upon exercise of the Warrants, when issued, paid for, and delivered as provided in this Agreement, will be duly and validly issued and outstanding, fully paid, and nonassessable.

     12.  Notices.  All notices, requests, waivers, releases, consents, and
          -------
other communications required or permitted by this Agreement (collectively, "Notices") must be in writing. Except as expressly otherwise provided herein with respect to manner of delivery, notices will be deemed sufficiently given for all purposes when delivered in person, when dispatched by telegram or electronic facsimile transmission, when sent by first-class mail, postage prepaid, or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party as follows: (a) if to a Holder, at the address of such Holder as shown in the registry books maintained by the Warrant Agent; (b) if to the Company, at The Bank of New York, 601 Barclay Street, 12W, New York, New York 10286, Telecopy No. (___) ___-____ (marked for the attention of the Chief Financial Officer and the General Counsel), or at such other address as the Company may have furnished to the Holders and the Warrant Agent in writing; and (c) if to the Warrant Agent, at _________, ________, ________ _____, Telecopy No. (___) ___-____ (marked for the attention of _______________) or at such other address as the Warrant Agent may have furnished to the Company and the Holders in writing.

     13.  Amendment and Waiver.  No failure or delay of the Holder in exercising
          --------------------
any power or right hereunder (other than a failure to exercise Warrants in accordance with the provisions hereof) will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case will entitle the Company to any other or future notice or demand in similar or other circumstances. Subject to the last sentence of this Section 13, (a) if the Company so directs, the Company and the Warrant Agent will supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants or the Warrant Agent and (b) the Company and the Warrant Agent may from time to time supplement or amend this Agreement, with the consent of Holders of at least 50% of the Warrants then outstanding, for any other purpose. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment which increases the Warrant Price, decreases the period of time remaining during which the Warrants may be exercised, or changes in a manner adverse to Holders the number of Warrant Shares purchasable upon the exercise of Warrants will be made without the consent of all Holders. Any such amendment, modification, or waiver effected pursuant to and in accordance with the provisions of this Section 13 will be binding upon all Holders and upon each future Holder, the Company, and the Warrant Agent. In the event of any such amendment, modification, or waiver, the Company will give prompt notice thereof to all Holders and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange.

     14.  Successors and Assigns.  This Agreement will be binding upon and inure
          ----------------------
to the benefit of the Company, the Warrant Agent, and their respective successors and assigns, and, subject to Sections 1.4 and 8(b), all Holders.

     15.  Rights of the Parties.  Except as provided in Section 14, nothing
          ---------------------
expressed or implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the Company, the Warrant Agent, and the Holders any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby. This Agreement will be for the sole and exclusive benefit of the Company, the Warrant Agent, and the Holders. All rights of action in respect of this Agreement are vested in the Holders, and any Holder without the consent of the

Warrant Agent or any other Holder may, on such Holder's own behalf and for such Holder's own benefit, enforce such Holder's rights hereunder, including the right to exercise, exchange, or surrender for transfer such Holder's Warrant Certificates in accordance with the provisions hereof.

     16.  Titles and Headings.  Titles and headings to Sections herein are
          -------------------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     17.  Certain Interpretive Matters and Definitions.  Unless the context
          --------------------------------------------
otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) "or" is disjunctive but not necessarily exclusive, and (d) words in the singular include the plural and vice versa. All
                                                                ---- -----
references to "$" or dollar amounts are to lawful currency of the United States of America.

     18.  Entire Agreement.  This Agreement, together with its Exhibits,
          ----------------
constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements among the parties hereto with respect thereto except as expressly set forth herein.

     19.  Severability.  In case any provision contained in this Agreement is
          ------------
invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby. The Company and the Warrant Agent will endeavor in good faith to replace the invalid, illegal, or unenforceable provisions with valid, legal, and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

     20.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     21.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which so executed will be deemed to be an original; such counterparts will together constitute but one agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.


                                ARCH COMMUNICATIONS
                                GROUP, INC.



                                By:_____________________________________
                                Name:___________________________________
                                Title:__________________________________


                                THE BANK OF NEW YORK



                                By:_____________________________________
                                Name:___________________________________
                                Title:__________________________________

                                   EXHIBIT A
                                   ---------

                          FORM OF WARRANT CERTIFICATE


THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT (AS HEREINAFTER DEFINED), A COPY OF WHICH WILL BE MADE AVAILABLE BY THE ISSUER UPON REQUEST. THE TRANSFER OR EXCHANGE OF THESE WARRANTS MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT.


                                                 WARRANTS _____________
NO.  _______

                     VOID AT 5:00 P.M., NEW YORK CITY TIME
                             ON SEPTEMBER 1, 2001

              Arch Communications Group, Inc. Warrant Certificate


     THIS CERTIFIES THAT for value received, __________, or its registered assigns (the "Holder"), is the owner of the number of Warrants set forth above that initially entitle it to purchase from Arch Communications Group, Inc., a Delaware corporation (the "Company"), at any time and from time to time prior to 5:00 p.m., New York City time, on September 1, 2001 (the "Expiration Date"), a like number of fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") at an initial purchase price of $____/***/ per share (the "Warrant Price"), subject to adjustment as provided in the Warrant Agreement. No Warrant may be exercised at or after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time, such Warrant shall become void. The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." On the terms and subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised by surrendering to the Warrant Agent (as hereinafter defined) this Warrant Certificate, with the Form of Exercise Notice on the reverse side hereof duly executed, together with cash, a certified or bank cashier's check payable to the order of the Company, or a wire transfer of immediately available funds to an account designated by the Warrant Agent, in each case in an amount of lawful currency of the United States of America equal to the product of (a) the number of Warrant Shares purchasable upon the exercise of the Warrants designated for exercise in the Form of Exercise Notice and (b) the Warrant Price.

_____________________________

/*/ To be determined as provided in Schedule II to the Merger Agreement.

Shares purchaseable upon the exercise of the Warrants designated for execise in the Form of Exercise Notice and (b) the Warrant Price.

     The number and kind of Warrant Shares that may be purchased upon exercise of the Warrants evidenced by this Warrant Certificate are the number as of the date of the original issue of such Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the Warrant Price and the number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment.

     This Warrant Certificate and the Warrants it represents are subject to, and entitled to the benefits of, all of the terms, provisions, and conditions of the Warrant Agreement, dated as of _____________, 199__ (the "Warrant Agreement"), by and between the Company and The Bank of New York, a _________ corporation (the "Warrant Agent"), which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, and duties hereunder of the Company and the Holder. A copy of the Warrant Agreement will be made available to the Holders by the Company upon request of the Holders.

     Subject to the provisions set forth in the Warrant Agreement or in this Certificate, this Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Holder to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Warrant Certificates surrendered entitled such Holder (or former Holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the principal office of the Warrant Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

     The Company will not be required to issue fractional Warrant Shares or other fractional interests in securities upon the exercise of any Warrants evidenced by this Warrant Certificate, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

     Nothing contained in the Warrant Agreement or in this Warrant Certificate will be construed as conferring upon the Holder of this Warrant Certificate the right to vote, or to receive dividends, or to consent or (except as provided in the Warrant Agreement) to receive notice in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

     This Warrant Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Warrant Agent. This Warrant Certificate will be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on this ____ day of __________, ____, by its corporate officers duly authorized.


Attest:                             ARCH COMMUNICATIONS GROUP, INC.



______________________________      By:______________________________
[Name, title]                        [Name, title]


Dated:  ______________


Countersigned:

THE BANK OF NEW YORK



By:___________________________
    [Authorized Signature]
     [Title]

                  Form of Reverse Side of Warrant Certificate

                              FORM OF ASSIGNMENT
                              ------------------

          (To be executed if the Holder desires to transfer Warrants)

          FOR VALUE RECEIVED,__________________________________________________
___________hereby sells, assigns, and transfers unto___________________________
________________________________________________________________________________
(Please print name and address of transferee)
_____________________________________________
________________________________________________________________________________
_________________this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:  ______________________________



                                    _____________________________________
_______________                     Signature


Signature Guaranteed:

                            FORM OF EXERCISE NOTICE
                            -----------------------


          (To be executed if the Holder desires to exercise Warrants)


TO ARCH COMMUNICATIONS GROUP, INC.:

          The undersigned hereby irrevocably elects to exercise __________ Warrants evidenced by this Warrant Certificate to purchase the Warrant Shares issuable upon the exercise of such Warrants and requests that certificates for such Warrant Shares be issued in the name of:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

Please insert social security or
other identifying number:_______________________________________________________

If such number of Warrants is not all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants will be registered in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


Please insert social security
or other identifying number:____________________________________________________

Dated:  _____________________


                                    Signature___________________________________

Signature Guaranteed:

                                    NOTICE
                                    ------

          Signatures on the foregoing Form of Assignment and Form of Exercise Notice and in the related Warrant Certificates must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever.

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.